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                                                                   EXHIBIT 10.70

                           STOCK PURCHASE AGREEMENT
                           ------------------------

     This Stock Purchase Agreement (the "Agreement") is dated as of the 28th day of January, 1999 by and between E.I. du Pont de Nemours and Company, a Delaware corporation ("DuPont") and WebMD, Inc., a Georgia corporation ("WebMD" or the "Company").

                                   RECITALS
                                   --------

     WHEREAS WebMD desires to sell to DuPont, new issue shares of WebMD's Series C Preferred Stock upon the terms and conditions hereinafter set forth, and

     WHEREAS, DuPont agrees to purchase such Series C Shares of WebMD upon the terms and subject to the conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises, the provisions and the respective agreements hereinafter set forth, the parties hereto hereby agree as follows:

     1.   Purchase and Sale of Stock of WebMD
          -----------------------------------

          1.1  Agreement to Purchase and Sell. Upon the terms and subject to the
               ------------------------------
conditions set forth in this Agreement, on the Closing Date (as such term is hereinafter defined), WebMD shall sell and deliver to DuPont, and DuPont shall purchase and acquire from WebMD, authorized but previously unissued shares of capital stock of WebMD in the form of WebMD's Series C Preferred Stock ("Series C Preferred Shares").

          1.2  Purchase Price. In express reliance upon the representations,
               --------------
warranties, covenants and agreements of each party contained herein, DuPont agrees to provide content material relating to nutrition in the behavioral and psychological; metabolic; defense and immunity; and cardio-vascular areas for the WebMD service website, and WebMD agrees to sell and deliver to DuPont One Hundred Eighty Thousand (180,000) shares of its Series C Preferred Shares valued at Twenty Dollars ($20.00) per share on the Closing Date (defined below).

          WebMD agrees that DuPont shall have the exclusive right for thirty
(30) days to determine other Life Science participants in the WebMD Service and business strategy, and DuPont and WebMD will negotiate in good faith during that time period toward a more comprehensive business arrangement between the two parties. Furthermore, for a twelve month period commencing March 1, 1999 DuPont and WebMD will work in partnership to determine other participants in the WebMD Service within the categories of pharmaceuticals and nutritional science.

          1.3  Closing. The closing of the purchase and sale of Series C Shares
               -------
provided herein (the "Closing") will be at the office of WebMD, at a date and time mutually agreeable to both parties. Such date and time of Closing is herein referred to as the "Closing Date".
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     2.   Representations and Warranties for WebMD
          ----------------------------------------

          WebMD represents and warrants as follows:

          2.1  Existence; Good Standing; Corporate Authority; Compliance With
               --------------------------------------------------------------
Law. WebMD is a corporation duly incorporated, validly existing and in good
---
standing under the laws of its jurisdiction of incorporation. WebMD is duly licensed or qualified to do business as a foreign corporation and is in good standing under the laws of all other jurisdictions in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary. The Company has all requisite corporate power and authority to own its properties and carry on its business as now conducted.

          2.2  Capitalization. All of WebMD's issued and outstanding capital
               --------------
stock, including rights of any kind to acquire by conversion or purchase future shares of the Company's capital stock has been duly authorized, and is completely and accurately described in WebMD's Registration Statement on Form S-1 as filed with the Securities and Exchange Commission on January 28, 1999 (the "Registration Statement"). Except for rights (1) granted pursuant to this Agreement, (2) described in the Registration Statement or (3) as may be described in any pre-effective amendments to such Registration Statement, there are no outstanding rights, warrants, options, subscriptions, agreements or commitments giving anyone any right to purchase any other capital stock of WebMD.

          2.3  Pari Passu/Convertibility. The WebMD Preferred Stock, Series C
               -------------------------
shall rank junior to the WebMD Preferred Stock, Series A, and pari passu with respect to all rights and preferences of the Company's Preferred Stock, Series
B. After the effective date of WebMD's initial public offering the Preferred Stock, Series C shall be convertible into an equal number of shares of the Company's voting common stock, all as more particularly described in the Company's Articles of Incorporation.

          2.4  Jurisdictions. To the best of its knowledge the Company has
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complied in all material respects with all applicable laws of each jurisdiction in which it is presently licensed or qualified to do business and all applicable rules and regulations of each regulatory agency therein. WebMD has not been denied admission to conduct any type of business in any jurisdiction in which it is not presently admitted, has not had its license or qualifications to conduct business in any jurisdiction revoked or suspended, and has not been involved in any proceeding to revoke or suspend a license or qualification.

          2.5  Title to Company Shares. All outstanding capital shares of WebMD
               -----------------------
have been duly authorized and validly issued, and are fully paid and non-assessable. Other than the rights and obligations of the Company's capital stock as described in its article of incorporation, by-laws, and that certain Restated Shareholders Agreement of Endeavor Technologies Inc., as amended, there are no restrictions with respect to transferability of its capital stock, including the Series C Preferred Share being purchased by DuPont. Upon delivery of the Series C Shares to DuPont by WebMD, DuPont will receive good and marketable title to such shares, free and clear of all security interests, liens, encumbrances, charges, assessments, restrictions and adverse claims.

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          2.6  No Brokers. WebMD has not entered into any contract, arrangement
               ----------
or understanding with any person or firm which may result in the obligation of DuPont to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby, and WebMD is not aware of any claim or basis for any claim for payment of any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

          2.7  Validity and Effect of Agreements. This Agreement constitutes,
               ---------------------------------
and all agreements and documents contemplated hereby when executed and delivered pursuant hereto for value received will constitute, the valid and legally binding obligations of WebMD enforceable in accordance with their terms, subject as to enforcement to bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors' rights and to general equity principles. The consummation of the transaction contemplated hereby does not require the consent of any third party not obtained, will not result in the material breach of any term or provision of, or constitute a default under, any order, judgment, injunction, decree, indenture, mortgage, lease, lien, other agreement or instrument to which WebMD is a party or by which it is bound, and will not violate or conflict with any provision of the by-laws or articles of incorporation of WebMD.

          2.8  Definitions. As used herein, the term "to the knowledge of WebMD"
               -----------
shall mean matters that are known to any of the officers or directors of WebMD or that should have been known to such officers and directors in the ordinary course of fulfilling their duties.

     3.   Representations and Warranties of DuPont. DuPont represents and
          ----------------------------------------
warrants to WebbMD as follows:

          3.1  Existence; Good Standing; Corporate Authority; Compliance With
               ---------------------------------------------
Law. DuPont is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation.

          3.2  Validity and Effect of Agreements. This Agreement constitutes the
               ---------------------------------
valid and legally binding obligations of DuPont enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors' rights and to general equity principles. The consummation of the transaction contemplated hereby does not require the consent of any third party not obtained, will not result in the material breach of any term or provision of, or constitute a default under, any order, judgment, injunction, decree, indenture, mortgage, lease, lien, other agreement or instrument to which DuPont is a party or by which it is bound, and will not violate or conflict with any provision of the by-laws or articles of incorporation of DuPont.

          3.3  Authorization of Agreements. The execution and delivery of this
               ---------------------------
Agreement has been duly authorized by all requisite corporate action.

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          3.4  No Brokers. DuPont has not entered into any contract, arrangement
               ----------
or understanding with any person or firm which may result in the obligation of WebMD to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby, and DuPont is not aware of any claim or basis for any claim for payment of any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement.

          3.5  Investment Representation. DuPont represents that it understands
               -------------------------
that (i) the Series C Shares being acquired pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended, and are being sold in reliance upon the exemption afforded by Section 4(2) thereof and (ii) such Series C Shares must be held unless a subsequent disposition thereof is registered under the Securities Act of 1933, as amended, (the "1933 Act") is exempt from such registration, or in compliance with regulations promulgated under the 1933 Act. DuPont further represents that (i) such Series C Shares are being acquired for investment and without any present view toward distribution thereof to any other person; (ii) it will not sell or otherwise dispose of such Series C Shares except in compliance with the registration requirements or exemption provisions under the Securities Act of 1933, as amended, or the rules and regulations thereunder, (iii) it has knowledge and experience in financial and business matters in that DuPont is capable of evaluating the risks and merits of an investment in WebMD, and (iv) DuPont is able to bear the economic risks of such an investment.

     4.   Conditions of Closing.
          ---------------------

          4.1  DuPont's Conditions of Closing. The obligation of DuPont to
               ------------------------------
purchase and pay for Series C Shares shall be subject to and conditioned upon the satisfaction at the Closing of each of the following conditions:

               4.1.1 All representations and warranties of WebMD contained in this Agreement shall be true and correct at and as of the Closing Date and WebMD shall have performed all agreements and covenants and satisfied all conditions on their part to be performed or satisfied by the Closing Date pursuant to the terms of this Agreement.

               4.1.2 WebMD shall have delivered to DuPont certificates and other instruments representing Series C Shares free and clear of all security interests, liens, encumbrances and adverse claims.

          4.2  WebMD's Conditions of Closing. The obligation of WebMD to sell
               -----------------------------
Series C Shares shall be subject to and conditioned upon the satisfaction at the Closing of each of the following conditions:

               4.2.1 All representations and warranties of DuPont contained in this Agreement shall be true and correct at and as of the Closing Date and DuPont shall have performed all agreements and covenants and satisfied all conditions on its part to be performed or satisfied by the Closing Date pursuant to the terms of this Agreement.

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     5.   Miscellaneous.
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          5.1  Notice. Any notice required or permitted hereunder shall be in
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writing and shall be sufficiently given if personally delivered or mailed by certified or registered mail, return receipt requested, addressed as follows:

If to WebMD:        WebMD, Inc.
                    400 The Lenox Building
                    3399 Peachtree Road NE
                    Atlanta, GA 30326
                    Attention: W. Michael Heekin, Esq.
                               Executive Vice President

If to DuPont:       E.I. du Pont de Nemours and Company
                    DuPont Nutrition and Health
                    Barley Mill Plaza
                    Building 38
                    PO Box 80038
                    Wilmington, DE 19880
                    Attention: Vice President & General Manager

with a copy to:     Mr. Mark Fox
                    The Fox Group
                    115 W. 74th Street
                    Suite 4B
                    New York, NY 10023

(or to such other address as any party shall specify by written notice so given), and shall be deemed to have been delivered as of the date so personally delivered or mailed.

          5.2  Execution of Additional Documents. The parties hereto will at any
               ---------------------------------
time, and from time to time after the Closing Date, upon request of the other party, execute, acknowledge and deliver all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be required to carry out the intent of this Agreement, and to transfer and vest title to any stock being transferred hereunder, and to protect the right, title and interest in and enjoyment of all of the stock assigned, transferred and conveyed pursuant to this Agreement; provided, however, this Agreement shall be effective regardless of whether any such additional documents are executed.

          5.3  Binding Effect; Benefits. This Agreement shall be binding upon
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and shall inure to the benefit of the parties hereto and their respective heirs, successors, executors administrators and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

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          5.4  Trademarks. Nothing in this Agreement shall be deemed to confer
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on either party the right to use any trademarks of the other party without the prior written consent of such other party.

          5.5  Governing Law. This Agreement shall be governed by and construed
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in accordance with the laws of the State of Georgia.

          5.6  Counterparts.  This Agreement may be executed in any number of
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counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

          5.7  Headings.  Headings of the Sections of this Agreement are for the
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convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

          5.8  Merger of Documents. This Agreement and all agreements and
               -------------------
documents contemplated hereby constitute one agreement and are interdependent upon each other in all respects.

          5.9  Severability. If for any reason whatsoever, any one or more of
               ------------
the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid as applied to any particular case or in all cases, such circumstances shall not have the effect of rendering such provision invalid in any other case or of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid.

          5.10 Assignability. Neither this Agreement nor any of the parties'
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rights hereunder shall be assignable by any party hereto without the prior written consent of the other party hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be duly delivered on their behalf on the day and year hereinabove first set forth.

WEBMD, INC.                           E.I. DU PONT DE NEMOURS AND COMPANY


By: /s/ W. Michael Heekin             By: /s/ Thomas C. Humphrey
   -------------------------------          -----------------------------------

Title: Executive Vice President       Title: Vice President and General Manager
      ----------------------------           ----------------------------------

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